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                                                                   Exhibit 99.2

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of March 23, 2001, is made and entered into by and among Cobalt Corporation, a Wisconsin stock corporation (the "COMPANY"), Wisconsin United for Health Foundation, Inc., a Wisconsin nonstock corporation (the "FOUNDATION"), and Wisconsin BC Holdings LLC, a Wisconsin limited liability company and wholly owned subsidiary of the Foundation ("BC HOLDINGS," and, together with the Foundation or any one of them, the "HOLDERS").

                                    RECITALS

     A. The Foundation has acquired, through BC Holdings and contemporaneous with the execution of this Agreement, 31,313,390 shares of common stock, no par value, of the Company (the "COMMON STOCK"), representing approximately 77.5% of the issued and outstanding shares of Common Stock.

     B. The Company has agreed to provide certain registration rights to the Holders with respect to the shares of Common Stock owned by the Holders, subject to the terms and conditions contained in this Agreement.

                                    AGREEMENT

     In consideration of the foregoing and the mutual covenants and agreements contained in this Agreement, the Company and the Holders agree as follows:

     SECTION 1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

          (a) "AFFILIATE", as used with respect to the Holders, has the meaning ascribed to such term in Rule 12b-2 of the Exchange Act, and in effect on November 17, 1993, but shall be deemed to not include the Company and its subsidiaries.

          (b)  "AGREEMENT" has the meaning set forth in the Preamble hereof.

          (c)  "BENEFICIALLY OWN" has the meaning set forth in Section 1 of
Article V of the Articles of Incorporation.

          (d)  "BC HOLDINGS" has the meaning set forth in the Preamble hereof.

          (e)  "BLACKOUT PERIOD" has the meaning specified in Section 6 hereof.

          (f) "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of the State of Wisconsin and the United States of America.

          (g) "BYLAWS" means the Bylaws of the Company as in effect at the time that reference is made thereto.


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          (h)  "ARTICLES OF INCORPORATION" means the Articles of Incorporation of the Company as in effect at the time that reference is made thereto.

          (i)  "CLOSING DATE" means the date hereof.

          (j)  "COMMON STOCK" has the meaning set forth in Recital A hereof.

          (k)  "COMPANY" has the meaning set forth in the Preamble hereof.

          (l) "CONTINUING OPTION" has the meaning specified in Section 4(a) hereof.

          (m) "CONTINUING OPTION NOTICE" has the meaning specified in Section 4(a) hereof.

          (n) "CONTINUING OPTION PRICE" has the meaning specified in Section 4(a) hereof.

          (o)  "CONTINUING OPTION SECURITIES" has the meaning specified in
Section 4(a) hereof.

          (p) "CURRENT MARKET VALUE" means the product of the number of Registrable Securities at issue multiplied by the closing sale price of a share of Common Stock on the NYSE on the date that the Current Market Value is to be determined.

          (q)  "DEMAND" has the meaning specified in Section 2(a) hereof.

          (r)  "DEMAND OPTION" has the meaning specified in Section 2(b) hereof.

          (s) "DEMAND OPTION NOTICE" has the meaning specified in Section 2(b) hereof.

          (t) "DEMAND OPTION SECURITIES" has the meaning specified in Section 2(b)hereof.

          (u) "DEMAND REGISTRATION" has the meaning specified in Section 2(a) hereof.

          (v) "EFFECTIVE PERIOD" means the period commencing on the Closing Date and ending on the first date on which there shall no longer exist any Registrable Securities.

          (w) "EXCESS SHARES" has the meaning set forth in Section 1 of Article V of the Articles of Incorporation.

          (x) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time that reference is made thereto.

          (y)  "FOUNDATION" has the meaning set forth in the Preamble hereof.

          (z)  "HOLDERS" has the meaning set forth in the Preamble hereof.

          (aa) "INITIAL CONTINUING OPTION EXERCISE DATE" has the meaning specified in Section 4(a) hereof.


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          (bb) "INSPECTORS" has the meaning specified in Section 8(k) hereof.

          (cc) "NASD" means the National Association of Securities Dealers, Inc.

          (dd) "NYSE" means the New York Stock Exchange, Inc., or, if the Registrable Securities are not listed on the New York Stock Exchange, then The Nasdaq Stock Market, or any other national securities exchange or automated quotation system on which the class of Registrable Securities is then listed or approved for trading, as applicable.

          (ee) "OWNERSHIP LIMIT" has the meaning set forth in Section 1 of
Article V of the Articles of Incorporation.

          (ff) "PERSON" means any individual, firm, partnership, corporation (including, without limitation, a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, and shall include any successor (by merger or otherwise) of any such entity.

          (gg) "PIGGY-BACK REQUEST" has the meaning set forth in Section 3(b) hereof.

          (hh) "PIGGY-BACK RIGHTS" has the meaning set forth in Section 3(a) hereof.

          (ii) "PRIVATE PLACEMENT NOTICE" has the meaning specified in Section 11 hereof.

          (jj) "PRIVATE PLACEMENT OPTION" has the meaning specified in Section 11 hereof.

          (kk) "PRIVATE PLACEMENT OPTION NOTICE" has the meaning specified in
Section 11 hereof.

          (ll) "PRIVATE PLACEMENT SECURITIES" has the meaning specified in
Section 11 hereof.

          (mm) "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by any Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          (nn) "RECORDS" has the meaning specified in Section 8(k) hereof.

          (oo) "REGISTRABLE SECURITIES" means any and all of (i) the shares of Common Stock Beneficially Owned by the Holders as of the date of this Agreement, and (ii) any securities issuable or issued or distributed in respect of any of the securities identified in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise. Registrable Securities shall cease to be Registrable Securities when and to the extent that (i) they shall have been transferred, sold, distributed or otherwise disposed of (whether pursuant to an underwritten public offering, a private placement transaction, Rule 144 or otherwise) such that they are no longer Beneficially

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Owned by the Holders, (ii) they shall have ceased to be outstanding, or (iii)
they shall have become Delinquent Shares (as defined in the Voting Trust and Divestiture Agreement).

          (pp) "REGISTRATION EXPENSES" means any and all reasonable expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC, NASD and securities exchange registration and filing fees, (ii) all fees and expenses of complying with state securities or "blue sky" laws (including fees and disbursements of counsel for any underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all processing, printing, copying, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to Section 8(h) hereof, (v) all fees and disbursements of counsel for the Company and of its independent public accountants, and (vi) the reasonable fees and expenses of any special experts retained in connection with a registration under this Agreement, but excluding
(A) any underwriting discounts and commissions and transfer taxes relating to the sale or disposition of Registrable Securities pursuant to a Registration Statement, and (B) any fees, expenses or disbursements of counsel and other advisers to the Holders.

          (qq) "REGISTRATION STATEMENT" means any registration statement (including a Shelf Registration) of the Company referred to in Section 2 or
Section 3 hereof including any Prospectus, amendments and supplements to any such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in any such registration statement.

          (rr) "RULE 144" means Rule 144 under the Securities Act or any similar or successor rules or regulations hereafter adopted by the SEC.

          (ss) "SEC" means the United States Securities and Exchange Commission and any successor federal agency having similar powers.

          (tt) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time that reference is made thereto.

          (uu) "SHARE-RIGHTS" has the meaning set forth in Section 3(a) hereof.

          (vv) "SHELF REGISTRATION" means a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act (or any successor rule that may be adopted by the SEC).

          (ww) "UNDERWRITTEN OFFERING" means an offering in which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement under the Securities Act.

          (xx) "VOTING TRUST AND DIVESTITURE AGREEMENT" means that certain Voting Trust and Divestiture Agreement, of even date herewith, by and among the Company, the Holders and the trustee named therein.


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     SECTION 2. DEMAND REGISTRATION RIGHTS.

          (a) Throughout the Effective Period, the Holders may, at any time and subject to the terms hereof, request the Company in writing (each, a "DEMAND") to effect a registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities (a "DEMAND REGISTRATION"). The Demand shall specify the aggregate number of shares of Registrable Securities requested to be so registered. Any request received by the Company from the Holders as provided in this Section 2(a) shall be deemed to be a "Demand" for purposes of this Agreement unless the Company shall have notified the Holders in writing, prior to its receipt of such request from the Holders, of its intention to register securities with the SEC, in which case the request from the Holders shall be governed by Section 3 hereof, not this Section 2.

          (b) Following its receipt of a Demand, the Company shall have the right, but not the obligation (the "DEMAND OPTION"), exercisable by providing written notice thereof (the "DEMAND OPTION NOTICE") to the Holders within fifteen (15) Business Days, to purchase all or (subject to the penultimate sentence of this Section 2(b)) any portion of the Registrable Securities that are the subject of such Demand (the "DEMAND OPTION SECURITIES") at a cash price per share equal to the average closing sale price per share of the Common Stock on the NYSE during the ten (10) consecutive trading days ending on the second
(2nd) trading day immediately preceding the date of the Demand. The Demand Option Notice shall state the number of Demand Option Securities that the Company shall purchase pursuant to the Demand Option, the aggregate purchase price therefor, and the closing date of the Company's purchase of the Demand Option Securities, which shall take place no later than thirty (30) days after the date of the Demand Option Notice. The Company shall pay for the Demand Option Securities that it shall purchase pursuant to the Demand Option at the closing thereof by wire transfer of immediately available funds to a bank account designated by the Holders. At such closing, the Holders shall deliver or cause to be delivered to the Company the certificate or certificates representing the number of Demand Option Securities purchased by the Company as specified in the Demand Option Notice, free and clear of all liens, claims, security interests and other encumbrances. The Company shall be entitled to receive customary representations and warranties from the Holders regarding such sale of Demand Option Securities (including representations regarding good title to such shares, free and clear of all liens, claims, security interests and other encumbrances). Notwithstanding anything in this Section 2(b) to the contrary, unless the Holders shall consent thereto, the Company shall not have the right to purchase less than all of the Demand Option Securities pursuant to a Demand Option if the Current Market Value (determined as of the date of the original Demand by the Holders) of the Demand Option Securities that the Company shall have elected not to purchase shall be less than Thirty Million Dollars ($30,000,000). In the event that the Company shall purchase all of the Demand Option Shares in accordance with this Section 2(b), then the requested Demand Registration related thereto shall not be deemed to count as a Demand Registration described in Section 2(d)(i) or Section 2(d)(ii) hereof.

          (c) If the Company does not elect to exercise the Demand Option, or elects to purchase less than all of the Demand Option Securities, the Company shall use its best efforts to file a Registration Statement for the Registrable Securities, or remainder thereof, identified in such Demand as soon as practicable.


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          (d)   Notwithstanding anything in this Agreement to the contrary, the
Company shall not be required to file a Registration Statement for the Registrable Securities identified in a Demand:

               (i) if the Company shall have previously effected a Demand Registration at any time during the immediately preceding one hundred twenty (120) day period;

               (ii) if the Company shall have previously effected a Demand Registration at any time during the calendar year in which the Demand was received;

               (iii) if the Company shall have previously effected a registration of Common Stock to be issued and sold by the Company at any time during the immediately preceding one hundred twenty (120) day period (other than a registration on Form S-4, Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto);

               (iv) if the number of Registrable Securities identified in the Demand shall have a Current Market Value (determined as of the date of such Demand) of less than Thirty Million Dollars ($30,000,000), unless such Registrable Securities identified in the Demand constitute all remaining Registrable Securities; or

               (v) during the pendency of any Blackout Period.

          (e) The Company shall be permitted to satisfy its obligations under this Section 2 by amending (to the extent permitted by applicable law) any Shelf Registration previously filed by the Company under the Securities Act so that such Shelf Registration (as amended) shall permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a Demand shall have been made. If the Company shall so amend a previously filed Shelf Registration, it shall be deemed to have effected a Demand Registration.

          (f) A requested Demand Registration shall not be deemed to count as a Demand Registration described in Section 2(d)(i) or Section 2(d)(ii) hereof if:
(i) such registration has not been declared effective by the SEC or does not become effective in accordance with the Securities Act, (ii) after becoming effective, such registration is materially interfered with by any stop order, injunction or similar order or requirement of the SEC or other governmental agency or court for any reason not attributable to the Holders and does not thereafter become effective, (iii) the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived due to a failure on the part of the Company, or (iv) the Holders shall have withdrawn the Demand or otherwise determined not to pursue such registration prior to the filing of the Registration Statement with the SEC for such Demand, PROVIDED that the Holders shall have reimbursed the Company for all of its out-of-pocket expenses incurred in connection with such Demand.


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          (g) Should a Registration Statement filed pursuant to a Demand not become effective due to the failure of the Holders to perform their obligations under this Agreement or the inability of the Holders to reach agreement with the underwriter(s) on price or other customary terms for such transaction, or in the event the Holders determine to withdraw or do not pursue a request for registration pursuant to a Demand (in each of the foregoing cases, provided that at such time the Company shall be in compliance in all material respects with its obligations under this Agreement), then (subject to the last sentence of this Section 2(g)) such registration shall be deemed to count as a Demand Registration described in Section 2(d)(i) or Section 2(d)(ii) hereof, and the Holders shall not be obligated to reimburse the Company for any of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement. Notwithstanding anything to the contrary in this Section 2(g), if (i) a Registration Statement filed pursuant to a Demand shall not become effective due to the failure of the Holders to reach agreement with the underwriter(s) on the offering price for such transaction, and (ii) the Current Market Value of the Registrable Securities included in such Demand determined on the date that the Holders and the underwriter(s) shall have failed to reach agreement on the offering price for such transaction shall be less than or equal to seventy-five percent (75%) of the Current Market Value of the Registrable Securities included in such Demand determined on the date that the Holders shall have made such Demand to the Company, then such requested Demand Registration shall not be deemed to count as a Demand Registration described in Section 2(d)(i) or Section 2(d)(ii) hereof (PROVIDED that the Holders shall have reimbursed the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement).

          (h) The Company shall have the right, but not the obligation, to include any securities to be issued and sold by the Company in any Registration Statement (including a Shelf Registration referred to in Section 2(e) hereof) filed pursuant to a Demand without the prior consent of the Holders.

          (i) If the lead managing underwriter (selected by the Company as provided in Section 5 hereof) of an Underwritten Offering made pursuant to a Demand shall advise the Company in writing (with a copy to the Holders) that marketing or other factors require a limitation on the number of shares of Common Stock which can be sold in such offering within a price range acceptable to the Holders, then (i) if the Company shall have elected to include any securities to be issued and sold by the Company in such Registration Statement pursuant to Section 2(h) hereof, then the Company shall reduce the number of securities the Company shall intend to issue and sell pursuant to such Registration Statement such that the total number of securities being sold by the Holders and the Company shall be equal to the number which can be sold in such offering within a price range acceptable to the Holders, and (ii) if the Company shall not have elected to include any securities in such Registration Statement pursuant to Section 2(h) hereof or if the reduction referred to in the previous clause (i) shall not be sufficient, then, notwithstanding Section 2(d)(iv) hereof, the Holders shall reduce the number of Registrable Securities requested to be included in such offering to the number that the lead managing underwriter advises can be sold in such offering within such price range and such Demand shall count as a Demand Registration described in Section 2(d)(i) or
Section 2(d)(ii) hereof, PROVIDED THAT at least $10,000,000 in gross sale proceeds shall have been received by the Holders pursuant to such offering, otherwise such requested Demand Registration shall not be deemed to count as



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a Demand Registration described in Section 2(d)(i) and Section 2(d)(ii) hereof
(PROVIDED that the Holders shall have reimbursed the Company for all of its out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement).

     SECTION 3. PIGGY-BACK REGISTRATION RIGHTS.

          (a) Whenever the Company shall propose to file a Registration Statement under the Securities Act relating to the public offering of Common Stock for sale for cash for its own account, including Common Stock held by Blue Cross & Blue Shield United of Wisconsin as of the Closing Date, the Company shall give written notice to the Holders at least fifteen (15) Business Days prior to the anticipated filing thereof, specifying the approximate date on which the Company proposes to file such Registration Statement and the intended method of distribution in connection therewith, and advising the Holders of the Holders' rights to have any or all of the Registrable Securities then Beneficially Owned by the Holders included among the securities to be covered by such Registration Statement (the "PIGGY-BACK RIGHTS") and the Holders' rights, until such time as the Holders Beneficially Own less than fifty percent (50%) of the issued and outstanding shares of Common Stock in the aggregate, to have any or all of the Registrable Securities then held by the Holders included among the securities to be covered by such Registration Statement such that the Holders shall be entitled to receive, at their option, up to fifty percent (50%) of the proceeds from the sale of shares of Common Stock to the public (the "SHARE-RIGHTS").

          (b) Subject to Section 3(c) and Section 3(d) hereof in the event that the Holders have and shall elect to utilize Piggy-Back Rights, the Company shall include in the Registration Statement the Registrable Securities identified by the Holders in a written request (the "PIGGY-BACK REQUEST") given to the Company not later than ten (10) Business Days prior to the proposed filing date of the Registration Statement. The Registrable Securities identified in the Piggy-Back Request shall be included in the Registration Statement on the same terms and conditions as the other shares of Common Stock included in the Registration Statement.

          (c) Notwithstanding anything in this Agreement to the contrary, the Holders shall not have Piggy-Back Rights with respect to (i) a Registration Statement on Form S-4 or Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto, (ii) a Registration Statement filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees of the Company, (iii) a Registration Statement filed in connection with an offering by the Company of securities convertible into or exchangeable for Common Stock, (iv) a Registration Statement filed in connection with the redistribution of shares of Common Stock held by the Holders in excess of the Ownership Limit pursuant to
Article V of the Voting Trust and Divestiture Agreement, or (v) a Registration Statement filed in connection with a private placement of securities of the Company (whether for cash or in connection with an acquisition by the Company or one of its subsidiaries).

          (d) Subject to the requirements of Section 3(a), if the lead managing underwriter selected by the Company for an Underwritten Offering for which Piggy-Back Rights are requested determines that marketing or other factors require a limitation on the number of shares


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of Common Stock to be offered and sold in such offering, then (i) such underwriter shall provide written notice thereof to each of the Company and the Holders, and (ii) there shall be included in the offering, first, all shares of Common Stock proposed by the Company to be sold for its account (or such lesser amount as shall equal the maximum number determined by the lead managing underwriter as aforesaid) and, second, only that number of Registrable Securities requested to be included in such Registration Statement by the Holders that such lead managing underwriter reasonably and in good faith believes will not substantially interfere with (including, without limitation, adversely affect the pricing of) the offering of all the shares of Common Stock that the Company desires to sell for its own account.

          (e) Nothing contained in this Section 3 shall create any liability on the part of the Company to the Holders if the Company for any reason should decide not to file a Registration Statement for which Piggy-Back Rights or Share-Rights are available or to withdraw such Registration Statement subsequent to its filing, regardless of any action whatsoever that the Holders may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

          (f) A request made by the Holders pursuant to their Piggy-Back Rights or Share-Rights to include Registrable Securities in a Registration Statement shall not be deemed a Demand Registration described in Section 2(d)(i) or
Section 2(d)(ii) hereof.

     SECTION 4. CONTINUING OPTION.

          (a) At any time and from time to time after the Initial Continuing Option Exercise Date (as defined below in this Section 4(a)) and thereafter during the Effective Period, the Company shall have the right, but not the obligation (the "CONTINUING OPTION"), exercisable by providing written notice thereof (the "CONTINUING OPTION NOTICE") to the Holders, to purchase from the Holders all or any portion of the Registrable Securities (the "CONTINUING OPTION SECURITIES") at a cash price per share equal to the Continuing Option Price (as defined below in this Section 4(a)). The Continuing Option Notice shall state the number of Continuing Option Securities that the Company shall purchase pursuant to the Continuing Option, the aggregate purchase price therefor, and the closing date of the Company's purchase of the Continuing Option Securities, which shall take place within sixty (60) days of the date of the Continuing Option Notice. The Company shall pay for the Continuing Option Securities that it shall purchase pursuant to the Continuing Option at the closing thereof by wire transfer of immediately available funds to a bank account designated by the Holders. At such closing, the Holders shall deliver to the Company a certificate or certificates representing the number of Continuing Option Securities purchased by the Company as specified in the Continuing Option Notice, free and clear of all liens, claims, security interests and other encumbrances. The Company shall be entitled to receive customary representations and warranties from the Holders regarding such sale of Continuing Option Securities (including representations regarding good title to such shares, free and clear of all liens, claims, security interests and other encumbrances). The term "INITIAL CONTINUING OPTION EXERCISE DATE", as used herein, shall mean the earlier to occur of (i) the consummation of a Demand Registration or an offering pursuant to a Piggy-Back Request resulting in gross sale proceeds to the Holders of at least Ten Million Dollars ($10,000,000), (ii) the consummation of a private placement transaction by the Holders resulting in gross sale



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proceeds to the Holders of at least Ten Million Dollars ($10,000,000), or (iii)
the purchase by the Company of Private Placement Securities resulting in gross sale proceeds to the Holders of at least Ten Million Dollars ($10,000,000). The term "CONTINUING OPTION PRICE", as used herein, shall mean (i) prior to the consummation of a Demand Registration or an offering pursuant to a Piggy-Back Request, the greater of "A", "B" or "C", and (ii) from and after the consummation of a Demand Registration or an offering pursuant to a Piggy-Back Request, the greater of "A" or "B", where, for purposes of the foregoing clauses
(i) and (ii), "A" shall mean the average closing sale price per share of Common Stock on the NYSE during the ten (10) consecutive trading days ending on the date that the Continuing Option Notice with respect to such Continuing Option shall have been provided, "B" shall mean the average closing sale price per share of Common Stock on the NYSE during the ten (10) consecutive trading days ending on the forty-fifth (45th) day prior to the date that the Continuing Option Notice with respect to such Continuing Option shall have been provided, and "C" shall equal the price per share received by the Holders in their most recent sale of Private Placement Securities pursuant to Section 11 hereof (regardless of whether such Private Placement Securities shall have been sold to qualified investors or to the Company).

          (b) If the Company shall purchase Continuing Option Securities pursuant to Section 4(a) hereof, it shall not, for a period of forty-five (45) days thereafter, sell shares of Common Stock for cash in public or private transactions (except that the Company shall be permitted, during such period, to issue Common Stock pursuant to benefit, stock option and dividend reinvestment plans for its directors, officers, employees and shareholders).

     SECTION 5. SELECTION OF UNDERWRITERS.

          (a) In connection with any Underwritten Offering made pursuant to a Demand, the Company shall have the right to select the lead managing underwriter and any other managing underwriter to administer the Underwritten Offering, so long as each such underwriter shall be reasonably satisfactory to the Holders. Each underwriter selected by the Company shall be deemed reasonably satisfactory to the Holders unless the Holders send a written notice of objection to the Company within five (5) Business Days following receipt of written notice from the Company of the selection of the underwriter.

          (b) The Holders acknowledge and agree that                 shall be
reasonably satisfactory to the Holders to serve as a managing underwriter for any Underwritten Offering made pursuant to a Demand.

     SECTION 6. BLACKOUT PERIODS. If the Company determines in good faith that the registration and distribution of Registrable Securities (or the use of the Registration Statement or related Prospectus) resulting from a Demand received from the Holders would (i) materially and adversely interfere with any previously announced business combination transaction involving the Company pursuant to which the Company would issue, in connection with such transaction, shares of Common Stock to some or all of the equity owners of the counter-party to such business combination transaction, or (ii) result in the premature disclosure of any pending financing, acquisition, corporate reorganization or any other corporate development involving the Company or any of its subsidiaries, and, in either such event, the Company shall promptly give


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the Holders written notice of such determination, then the Company shall be entitled to (x) postpone the filing of the Registration Statement otherwise required to be prepared and filed by the Company pursuant to Section 2 hereof, or (y) elect that the effective Registration Statement not be used, in either case for a reasonable period of time, but not to exceed 120 days after the date that the Demand was made (a "BLACKOUT PERIOD"). Any such written notice shall contain a general statement of the reasons for such postponement or restriction on use and an estimate of the anticipated delay. The Company shall promptly notify the Holders of the expiration or earlier termination of such Blackout Period.

     SECTION 7. HOLDBACK.

          (a) If (i) during the Effective Period, the Company shall file a Registration Statement (other than a registration on Form S-4, Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto) with respect to any shares of its capital stock, and
(ii) upon reasonable prior notice (A) the Company (in the case of a non-underwritten offering pursuant to such Registration Statement) advises the Holders in writing that a sale or distribution of Registrable Securities would adversely affect such offering, or (B) the managing underwriter or underwriters (in the case of an Underwritten Offering) advise the Company in writing (in which case the Company shall notify the Holders) that a sale or distribution of Registrable Securities would adversely impact such offering, then the Holders shall, to the extent not inconsistent with applicable law, refrain from effecting any sale or distribution of Registrable Securities, including sales pursuant to Rule 144, during the period commencing on the date of such notice and continuing until the ninetieth (90th) day after the effective date of such Registration Statement.

          (b) During the thirty (30) day period commencing on the effective date of a Registration Statement filed by the Company on behalf of the Holders in connection with an Underwritten Offering pursuant to a Demand, the Company shall not effect (except pursuant to registrations on Form S-4 or Form S-8 or Form S-3 (with respect to dividend reinvestment plans and similar plans) or any successor forms thereto and except pursuant to Section 2(h) hereof) any public sale or distribution of Common Stock or of preferred stock or securities convertible into or exercisable for Common Stock.

     SECTION 8. REGISTRATION PROCEDURES. If and whenever the Company shall be required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall and, with respect to Section 8(m) and Section 8(n), the Holders shall:

          (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such Registration Statement to become and remain effective;

          (b) prepare and file with the SEC amendments and post-effective amendments to such Registration Statement and such amendments and supplements to the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act for a Shelf Registration or otherwise necessary to keep such Registration Statement effective for at least sixty (60) days and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until the earlier of (x) such 60th day or (y) such time as all Registrable Securities covered by such Registration Statement shall have ceased to be Registrable Securities (it being understood that the Company at its option may determine to maintain such effectiveness for a longer period, whether pursuant to a Shelf Registration or otherwise), PROVIDED, HOWEVER, that a reasonable time before filing a Registration Statement or Prospectus, or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act), the Company shall furnish to the Holders, the managing underwriter and their respective counsel for review and comment, copies of all documents proposed to be filed;

          (c) furnish to the Holders and to any underwriter in connection with an Underwritten Offering such number of conformed copies of such Registration Statement and of each amendment and post-effective amendment thereto (in each case including all exhibits) and such number of copies of any Prospectus or Prospectus supplement and such other documents as the Holders or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities by the Holders or underwriter (the Company hereby consenting to the use (subject to the limitations set forth in Section 8(n) hereof) of the Prospectus or any amendment or supplement thereto in connection with such disposition);

          (d) use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as the Holders shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 8(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (e) notify the Holders, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 8(b) hereof, of the Company's becoming aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, at the request of the Holders, prepare and furnish to the Holders a reasonable number of copies of an amendment or supplement to such Registration Statement or related Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (f)   notify the Holders at any time:

               (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

               (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information;

               (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing the use of a related Prospectus, or the initiation (or any overt threats) of any proceedings for such purposes;

               (4) of the receipt by the Company of any written notification of the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation (or overt threats) of any proceeding for that purpose, and

               (5) if at any time the representations and warranties of the Company contemplated by Section 8(i) below cease to be true and correct in all material respects;

          (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders an earnings statement that shall satisfy the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 8(g) if it shall have complied with Rule 158 under the Securities Act;

          (h) use its best efforts to cause all such Registrable Securities to be listed on the NYSE, The Nasdaq Stock Market or any other national securities exchange or automated quotation system on which the class of Registrable Securities being registered is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement no later than the effective date of such Registration Statement;

          (i) enter into agreements (including an underwriting agreement in the form customarily entered into by the Company in a comparable Underwritten Offering) and take all other appropriate and all commercially reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement shall be entered into and whether or not the registration shall be an underwritten registration:

               (i) make such representations and warranties to the Holders and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in comparable Underwritten Offerings;

               (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions shall be reasonably satisfactory (in form, scope and substance) to the managing underwriters, if any, and the Holders) addressed to the Holders and the underwriters covering the matters customarily covered in opinions requested in comparable Underwritten Offerings by the Company;

               (iii) obtain "comfort letters" and updates thereof from the Company's independent certified public accountants addressed to the Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort letters" by independent accountants in connection with comparable underwritten offerings on such date or dates as may be reasonably requested by the managing underwriter;

               (iv) provide the indemnification in accordance with the provisions and procedures of Section 11 hereof to all parties to be indemnified pursuant to such Section 11; and

               (v) deliver such documents and certificates as may be reasonably requested by the Holders and the managing underwriters, if any, to evidence compliance with Section 8(f) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

          (j) cooperate with the Holders and the managing underwriter or underwriters to facilitate, to the extent reasonable under the circumstances, the timely preparation and delivery of certificates representing the securities to be sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or the Holders may request and/or in a form eligible for deposit with the Depository Trust Company;

          (k) make available to the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or underwriter (collectively, the "INSPECTORS"), reasonable access to appropriate officers of the Company and the Company's subsidiaries to ask questions and to obtain information reasonably requested by such inspector and all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, PROVIDED, HOWEVER, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company or either (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission of a material fact in such Registration Statement, or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, PROVIDED, FURTHER, that any decision regarding the disclosure of information pursuant to subclause (i) shall be made only after consultation with counsel for the applicable Inspectors; and PROVIDED, FURTHER, that the Holders agrees that it shall, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of such Records;

          (l) in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in the Registration Statement for sale in any jurisdiction, the Company shall use all commercially reasonable efforts promptly to obtain its withdrawal;

          (m) the Holders shall furnish the Company with such information regarding the Holders and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing, and

          (n) the Holders shall, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(e) hereof forthwith discontinue disposition of Registrable Securities pursuant to the Prospectus or Registration Statement covering such Registrable Securities until the Holders shall have received copies of the supplemented or amended Prospectus contemplated by Section 8(e) hereof and, if so directed by the Company, the Holders shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Holders' possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     SECTION 9. REGISTRATION EXPENSES. Except as otherwise provided herein, in connection with all registrations of Registrable Securities made pursuant to a Demand Registration, Piggy-Back Rights or Share-Rights, the Company shall pay all Registration Expenses; provided, however, that the Holders shall pay, and shall hold the Company harmless from, (i) any underwriting discounts and commissions and transfer taxes relating to the sale or disposition of Registrable Securities, and (ii) any fees, expenses or disbursements of counsel and other advisors to the Holders.

     SECTION 10. RULE 144. The Company shall take such measures and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rule 144. The Holders shall not be permitted to sell any Registrable Securities pursuant to Rule 144 until such time as the Holders shall have sold Registrable Securities to non-Affiliates of the Holders and shall have received in exchange therefor aggregate proceeds of at least Fifty Million Dollars ($50,000,000). Thereafter, the Holders shall not be permitted to sell any Registrable Securities pursuant to Rule 144 if (i) such sale shall be to any Person that Beneficially Owns any shares of Common Stock in excess of the Ownership Limit applicable to such Person; (ii) such sale shall cause any Person to Beneficially Own any shares of Common Stock in excess of the Ownership Limit applicable to such Person; or (iii) such sale would violate the terms of this Agreement, the Voting Trust and Divestiture Agreement, the Articles of Incorporation or the Bylaws.

     SECTION 11. PRIVATE PLACEMENTS. Subject to the terms of this Agreement, the Voting Trust and Divestiture Agreement, the Articles of Incorporation, the Bylaws and the right of first refusal in favor of the Company described below in this Section 11, the Holders shall have the right at all times to sell shares of Registrable Securities in one or more private placements (the "Private Placement Securities") to qualified investors PROVIDED that the Holders provide written notice to the Company at least forty-five (45) Business Days prior to making any such proposed private placement advising the Company of the terms and conditions of such proposed private placement (the "Private Placement Notice"), and PROVIDED FURTHER that the consummation of such proposed private placement would not cause any Person to Beneficially Own any shares of Common Stock in excess of the Ownership Limit applicable to such Person. The Private Placement Notice shall contain the identity of the proposed private placement purchaser, the price at which the Private Placement Securities shall be sold to the proposed private placement purchaser, the number of Private Placement Securities to be sold to the proposed private placement purchaser, and all other material terms and conditions of the proposed private placement. Following its receipt of the Private Placement Notice, the Company shall have the right, but not the obligation (the "Private Placement Option"), exercisable by providing written notice thereof (the "Private Placement Option Notice") to the Holders within thirty (30) Business Days, to purchase all (but not less than all) of the Private Placement Securities on the same terms and conditions contained in the Private Placement Notice. The Private Placement Option Notice shall state the number of Private Placement Securities that the Company shall purchase pursuant to the Private Placement Option, the aggregate purchase price therefor, and the closing date of the Company's purchase of the Private Placement Securities, which shall take place no later than sixty (60) days after the date of the Private Placement Option Notice. The Company shall pay for the Private Placement Securities that it shall purchase pursuant to the Private Placement Option at the closing thereof by wire transfer of immediately available funds to a bank account designated by the Holders. At such closing, the Holders shall deliver to the Company a certificate or certificates representing the number of Private Placement Securities, free and clear of all liens, claims, security interests and other encumbrances. The Company shall be entitled to receive customary representations and warranties from the Holders regarding such sale of Private Placement Securities (including representations regarding good title to such shares free and clear of all liens, claims, security interests and other encumbrances). If the Company shall elect not to exercise the Private Placement Option, the Holders may sell the Private Placement Securities identified in the Private Placement Notice at the time and subject to all of the terms and the conditions contained in the Private Placement Notice.

     SECTION 12. COVENANTS OF HOLDERS. The Holders hereby covenant and agree that they shall not sell any Registrable Securities in violation of the Securities Act and this Agreement, the Voting Trust and Divestiture Agreement, the Articles of Incorporation and the Bylaws.

     SECTION 13. INDEMNIFICATION; CONTRIBUTION.

    (a) The Company shall indemnify and hold harmless the Holders, their officers, directors and Members, and any agent or investment adviser thereof against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, any Prospectus or preliminary Prospectus, or any amendment or supplement to any of the foregoing, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, except in each case insofar as the same arise out of or are based upon, any such untrue statement or omission made in reliance on and in conformity with information with respect to the Holders furnished to the Company by the Holders or their counsel expressly for use therein. In connection with an Underwritten Offering, the Company shall indemnify the underwriters thereof, their officers, directors and agents and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders. Notwithstanding the foregoing provisions of this Section 13(a), the Company shall not be liable to the Holders, any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls any such underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), under this Section 13 for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of an untrue statement or alleged untrue statement or omission or alleged omission in the preliminary Prospectus if the Holders, or other Person on behalf of the Holders, failed to send or deliver a copy of a final Prospectus to the Person asserting the claim prior to the written confirmation of the sale of the Registrable Securities to such Person and such statement or omission was corrected in such final Prospectus and the Company had previously and namely furnished sufficient copies thereof to the Holders in accordance with this Agreement.

          (b) In connection with any registration of Registrable Securities pursuant to this Agreement, the Holders shall furnish to the Company and any underwriter in writing such information, including the name, address and the amount of Registrable Securities held by the Holders, as the Company or any underwriter reasonably requests for use in the Registration Statement relating to such registration or the related Prospectus and agrees to indemnify and hold harmless the Company, any underwriter, each such party's officers and directors and each Person who controls each such party (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and any agent or investment adviser thereof against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) incurred by each such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, any Prospectus or preliminary Prospectus, or any amendment or supplement to any of the foregoing, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus or a preliminary Prospectus, in light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to the Holders furnished to the Company or any underwriter by the Holders or their counsel specifically for inclusion therein. Notwithstanding the foregoing provisions of this Section 13(b), the Holders shall not be liable to the Company, any underwriter, each such parties' officers or directors, any other Person who controls any such party (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), or any agent or investment advisor thereof, if the Holders had provided information curing any untrue statement or omission in time reasonably sufficient to prevent the inclusion of such untrue statement or omission in the Registration Statement.

          (c) Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Section 13 (PROVIDED that failure to give such notification shall not affect the obligations of the indemnifying party pursuant to this Section 13 except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 13 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, if (i) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to take charge of the defense of such action within a reasonable time after notice of commencement of such action (so long as such failure to employ counsel is not the result of an unreasonable determination by such indemnified party that counsel selected pursuant to the immediately preceding sentence is unsatisfactory) or if the indemnifying party shall not have demonstrated to the reasonable satisfaction of the indemnified party its ability to finance such defense, or (ii) the actual or potential defendants in, or targets of, any such action include both the indemnifying party and such indemnified party and such indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and such indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such indemnified party, then such indemnified party shall have the right to employ separate counsel, in which case the fees and expenses of one counsel or firm of counsel (plus one local or regulatory counsel or firm of counsel) selected by a majority in interest of the indemnified parties shall be borne by the indemnifying party and the fees and expenses of all other counsel retained by the indemnified parties shall be paid by the indemnified parties. No indemnified party shall consent to entry of any judgment or enter into any settlement without the consent (which consent, in the case of an action, suit, claim or proceeding exclusively seeking monetary relief, shall not be unreasonably withheld) of each indemnifying party.

          (d) If the indemnification from the indemnifying party provided for in this Section 13 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 13(c) hereof, any legal and other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 13(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 13(d). Notwithstanding the provisions of this Section 13(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and the Holders shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Holders were offered to the public exceeds the amount of any damages which the Holders has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 13, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in Section 13(a) or Section 13(b) hereof, as the case may be, without regard to the relative fault of such indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 13(d).

               (e) The provisions of this Section 13 shall be in addition to any liability which any party may have to any other party and shall survive any termination of this Agreement. The indemnification provided by this Section 13 shall remain in full force and effect irrespective of any investigation made by or on behalf of an indemnified party, so long as such indemnified party is not guilty of acting in a fraudulent, reckless or grossly negligent manner.

     SECTION 14. PARTICIPATION IN UNDERWRITTEN OFFERINGS. The Holders may not participate in any Underwritten Offering hereunder unless the Holders (a) in the case of a registration pursuant to Section 3 hereof agree to sell the Holders's securities on the basis provided in any underwriting arrangements approved by the Company in its reasonable discretion, and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     SECTION 15. INJUNCTIONS. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

     SECTION 16. AMENDMENTS AND WAIVERS. No amendment, modification, supplement, termination, consent or waiver of any provision of this Agreement, nor consent to any departure herefrom, shall in any event be effective unless the same is in writing and is signed by the party against whom enforcement of the same is sought. Any waiver of any provision of this Agreement and any consent to any departure from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 17. NOTICES. All notices, consents, requests, demands and other communications hereunder must be in writing, and shall be deemed to have been duly given or made (i) when delivered in person; (ii) three (3) days after deposited in the United States mail, first class postage prepaid; (iii) in the case of telegraph or overnight courier services, one (1) Business Day after delivery to the telegraph company or overnight courier service with payment provided; or (iv) in the case of telex or telecopy or fax, when sent, verification received; in each case addressed as follows.

                  if to the Company:

                           Thomas R. Hefty
                           Chairman and Chief Executive Officer
                           Cobalt Corporation
                           401 West Michigan Street
                           Milwaukee, Wisconsin  53203
                           Fax:     (414) 226-6229

                  with a copy to:

                           Joseph C. Branch, Esq.
                           Foley & Lardner
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin  53202
                           Fax:     (414) 297-4900

                  if to the Holders:

                           Wisconsin United for Health Foundation, Inc.
                           Attention:  Chairman
                           Ten East Doty Street, Suite 600
                           Madison, Wisconsin 53701
                           Fax:  (608) 280-8231
                  with a copy to:

                           Attorney Charles I. Henderson
                           Davis & Kuelthau s.c.
                           111 East Kilbourn Avenue, Suite 1400
                           Milwaukee, Wisconsin  53202
                           Fax:  (414) 278-3679


     SECTION 18. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors of each of the parties. This Agreement and the provisions of this Agreement that are for the benefit of the Holders shall not be assignable by the Holders to any Person and any such purported assignment shall be null and void.

     SECTION 19. COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, all of which shall be considered one (1) and the same agreement and shall become effective when one (1) or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 20. DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of ference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 21. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be overned by and construed in accordance with the laws of the State of Wisconsin, without regard to choice or conflict of laws rules.

     SECTION 22. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all remaining provisions contained herein shall not be in any way impaired thereby.

     SECTION 23. ENTIRE AGREEMENT. This Agreement, including any exhibits or attachments referred to herein, is intended by the parties as a final expression and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings with respect to the subject matter hereof, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     SECTION 24. FURTHER ACTIONS; BEST EFFORTS. The Holders shall use their best efforts to take or cause to be taken all appropriate action and to do or cause to be done all things reasonably necessary, proper or advisable under applicable law and regulations to assist the Company in the performance of its obligations hereunder, including, without limitation, the preparation and filing of any Registration Statements pursuant to any Demand.

     SECTION 25. FAIR CONSTRUCTION. This Agreement is the product of negotiation and shall be deemed to have been drafted by all of the parties. It shall be construed in accordance with the fair meaning of its terms and its language shall not be strictly construed against, nor shall ambiguities be resolved against, any particular party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                              COBALT CORPORATION
                              a Wisconsin corporation


                              By: /s/ Thomas R. Hefty
                                  --------------------------------------
                                  Name: Thomas R. Hefty

                                  Title: President and Chief Executive Officer



                              WISCONSIN UNITED FOR HEALTH FOUNDATION, INC., a Wisconsin nonstock corporation


                              By:  /s/ Ben Brancel
                                   --------------------------------------
                                  Name: Ben Brancel

                                  Title: President




                              WISCONSIN BC HOLDINGS LLC
                              a Wisconsin limited liability company
                              By its sole member, United Wisconsin for Health Foundation, Inc.

                              By:  /s/ Ben Brancel
                                   --------------------------------------
                                  Name: Ben Brancel

                                  Title: PRESIDENT